Oxford Immunotec
Company Overview



2018 J.P. Morgan Healthcare Conference

Dr. Peter Wrighton-Smith, *Chief Executive Officer*

Oxford Immunotec Global PLC
94C Innovation Drive
Milton Park, Abingdon
Oxfordshire, OX14 4RZ, United Kingdom
Company Number 08654254
www.oxfordimmunotec.com

Forward-looking Statements

Certain information contained in this presentation constitutes forward-looking statements, including those related to future performance and revenues, financial condition, prospects, growth, strategies, expectations and objectives of management. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. The preliminary financial results and forward-looking statements contained in this presentation reflect our current expectations and are subject to risks and uncertainties. Actual results may differ materially from those projected or implied by forward-looking statements. Please review our SEC filings for more information regarding those factors that could cause actual results and events to differ materially from those indicated in the forward-looking statements. Our filings are available for free by visiting EDGAR on the SEC Web site at www.sec.gov.

Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

T-SPOT, ODL and the Oxford Immunotec and Imugen logos are trademarks of Oxford Immunotec Ltd. Immunetics is a trademark of Immunetics, Inc.

High-Growth, Global Diagnostics Company

Focused on proprietary assays for underserved immune-regulated conditions




oxford

Memphis, TN
- ODL CLIA lab
- LDT development
- Manufacturing



Boston, MA
- US Headquarters
- US commercial operations
- Imugen and ODL CLIA lab
- Immunetics business
- Tick-borne disease R&D



Oxford, UK
- OUS Headquarters
- OUS commercial operations
- Manufacturing
- Product development
- UK ODL lab



Shanghai, China
- China market development office
- Medical education, marketing, technical support



Yokohama, Japan
- Japan Headquarters
- Japan commercial operations

Oxford Immunotec

Our Target Markets: Immune-Regulated Conditions

Current Focus		Future Focus	
Infectious disease	**Transplantation**	**Autoimmune / inflammatory**	**Immune oncology**
• Particularly those that can become chronic depending on immune control (e.g. TB, Lyme) • Or those that afflict those with weakened immune systems (e.g. TB, CMV, Babesiosis)	• Relies on balancing the immune system • Suppress enough to prevent rejection without making the patient too weak to fight infections	• Caused by an inappropriate immune response against self	• Cancer is an immunological disease, as the immune system is unable to sufficiently recognize and/or fight the tumor

Company Focus & Capabilities

Leverage our capabilities to develop and commercialize **proprietary** assays for **underserved** immune-regulated conditions

Global sales channel

- Direct sales forces in US, Europe, Asia
- Representation in >50 countries

Market development

- Demonstrated ability to run multi-centre clinical studies, publish in peer-reviewed journals, change guidelines and establish reimbursement in multiple countries

Regulatory and quality

- Extensive experience with gaining approvals from FDA and national counterparts across the globe
- Globally compliant manufacturing capabilities

Technology breadth

- Experience with the measurement of immune cells (T cells, antibodies) and DNA

Go to market flexibility

- Lab service and kit product capabilities

Commercial Products and Late-Stage Pipeline

Brand	Market	Indication
T-SPOT.TB	Infectious disease	Tuberculosis screening
IMUGEN IMMUNETICS	Infectious disease	Lyme and other tick-borne diseases
IMUGEN IMMUNETICS	Infectious disease	*Babesia* blood screening
T-SPOT.CMV	Transplant / Infectious disease	Cytomegalovirus



Concept
Feasibility
Analytical Validation
Clinical Validation
Full Commercial Launch

TB Screening

A major global market opportunity

- **In 2016, TB was the 9th leading cause of death worldwide and the leading cause from a single infectious agent[1]**
- **~50M Latent TB Infection (LTBI) screening tests performed each year[2]**
- **>$1BN estimated market opportunity[3]**

[1] WHO. "Global Tuberculosis Report" 2017
[2] Diagnostics for Tuberculosis: Global Demand and Market Potential. WHO 2006
[3] Oxford Immunotec estimate; market size based on full conversion of LTBI screening tests performed each year at current ASP

The Current Screening Test for TB

Tuberculin Skin Test ('TST')



"This method has been in clinical use for more than 90 years. Unfortunately, its application is problematic due to the frequency of false-positive and false-negative skin reactions." *World Health Organization*

Main Limitations

- Low sensitivity, especially in immunosuppressed, newborns, and elderly
- Poor specificity due to:
  - Prior BCG vaccination
  - Environmental mycobacteria
- Requires a return visit for reading
- Inoculation and reading are technique-dependent and require specially-trained operators
- Collectively these issues result in inefficient use of healthcare resources

Source: WHO. "Diagnostics for Tuberculosis" 2006

Oxford Immunotec

Market Replacing TST with IGRA Blood Tests

- **Market adopting blood tests called interferon-gamma release assays (IGRAs)**
  - Measure increased IFN-secretion by T cells previously exposed to M. *tuberculosis*
  - Use purified M. *tuberculosis*-specific antigens, such as ESAT-6 & CFP10

- **IGRAs have several advantages over the TST**
  - Higher specificity (fewer false positives)
  - No need for specifically trained healthcare workers
  - No need for return visit

T-SPOT®.TB


T-SPOT.TB

Oxford Immunotec

Significant Commercial Adoption

With substantial headroom for further growth



Total
OUS
US
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
Cumulative test volumes
1H 2004
2H 2004
1H 2005
2H 2005
1H 2006
2H 2006
1H 2007
2H 2007
1H 2008
2H 2008
1H 2009
2H 2009
1H 2010
2H 2010
1H 2011
2H 2011
1H 2012
2H 2012
1H 2013
2H 2013
1H 2014
2H 2014
1H 2015
2H 2015
1H 2016
2H 2016
1H 2017
2H 2017

2004-8	CE mark (EU approval), 1st EU guideline, US FDA approval
2010	CDC guidelines issued in US Chinese SFDA approval
2011	CPT code & US Medicare reimbursement established
2012	Japanese MHLW approval & reimbursement established SWITCH health economic study published in US
2013	T-SPOT.*TB* approved for sale in >50 countries Revised Japanese guidelines
2014	Opened market development office in China Hired salesforce in Japan
2015	Entered into US physicians office market segment Exceeded 300m covered lives in the US
2016	USPTF Grade "B" recommendation UK NHS Tender for new entrant screening Revised US guidelines (ATS/IDSA/CDC)
2017	South Korea new screening guidelines French reimbursement Expanded guidelines in China

Oxford Immunotec

TB Growth Strategy

- **Significant opportunity for continued growth**
  - IGRAs only ~20% penetrated into market
- **Expansion of sales resources**
  - Leverage revised CDC/ATS/IDSA guidelines in US
  - Expand Asia presence
  - Entry into new markets
- **Market development activities**
  - Build on recent positive guidelines changes (China, S. Korea)
  - Exploit recent positive reimbursement changes (France, US)
  - Develop new markets and segments
- **Product & service innovation**
  - Expansion of ground based logistics from Norwood
  - Increase utility of test result
  - Improve test workflow and automation capabilities



Estimated Global Market Share Split By IGRA and TST Volumes
% Market Share
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
IGRA
TST

Source: Oxford Immunotec & Analyst estimates

Oxford Immunotec

Tick-borne Pathogens Pose a Significant Health Risk



Mosquito-borne Diseases 10%
Other Tick-borne Diseases 21%
Lyme Disease 69%

Lyme disease and other tick-borne diseases are the principal vector-borne diseases in the US[1]

Adverse Health Consequences

Lyme Disease

- Chronic joint inflammation (Lyme arthritis)
- Facial palsy and neuropathy
- Cognitive defects
- Heart rhythm irregularities

Anaplasmosis

- Difficulty breathing
- Hemorrhage
- Renal failure, neurological problems
- Death (in rare cases)

Ehrlichiosis

- Difficulty breathing
- Hemorrhage and bleeding disorders
- Death (in rare cases)

Babesiosis

- Low and unstable blood pressure
- Severe hemolytic anemia
- Malfunction of vital organs
- Death (in rare cases)

Source: CDC
[1] Adams DA, Thomas KR, Jajosky RA, et al. MMWR. 2017 Aug 11

Oxford Immunotec

The Spread of Lyme Disease

Reported cases of Lyme Disease to the CDC, 2001 and 2016


1 dot placed randomly within county of residence for each reported case


1 dot placed randomly within county of residence for each confirmed case

↑114%

- There were ~5m specimens tested for Lyme disease in 2015[1]
- Large and growing market. **Estimated US TAM: $400-$500m**

[1] Oxford Immunotec TAM Analysis for 2015
Source: CDC

Oxford Immunotec

Importance of Other Tick-borne Infections


Lyme disease
Anaplasmosis
Ehrlichiosis
Babesiosis

- Other common tick-borne diseases are prevalent and are expanding
- Other tick-borne diseases can masquerade as Lyme disease, since symptoms are similar
- Co-infections in endemic regions are common
- It is important to test for more than just Lyme disease

Source: CDC

Oxford Immunotec

Our Initial Market Focus

Need	Imugen
More sensitive tests required in early detection	Imugen has proprietary tests whose purpose is to increase sensitivity in early Lyme infection
Need to test for other tick-borne infections as well as Lyme	Imugen covers the major tick-borne diseases, and has coinfection data to educate market


IMUGEN
How much information is your current Lyme disease test providing you?
IMUGEN
Oxford Immunotec
MASSACHUSETTS TICK-BORNE DISEASE STATISTICS
IMUGEN
There's more to tick-borne disease than just Lyme
Oxford Immunotec
IMUGEN
The IMUGEN Lyme Antibody Analysis Test Technical Bulletin

Tick-borne Disease Growth Strategy

Multi-year program to build a market leadership position

Clinical & Data Development

- Investments in the refinement of existing tests and emerging technologies
- Further build-out of test menu
- Generation/publication of data supporting our differentiated offering and the unmet needs addressed

Leveraging Data

The generation and analysis of co-infection and other testing data will aid and direct our commercial, development, and educational initiatives

Education, Awareness & Brand Building

- Clinician engagement and education
- Establishing strong relationships with thought-leading industry experts
- Influencing guideline updates
- Building a brand
- Patient education

Late Stage Pipeline

Babesia Blood Donor Screening

IMUGEN IMMUNETICS

- Babesiosis caused by species of *Babesia; Babesia microti* is the primary agent in the US
  - Parasite resides in red blood cells - can be transmitted via blood transfusions
- Cases of transfusion-transmitted Babesia have grown rapidly:
  - Babesia is now the highest ranking pathogen that is transmitted by blood transfusion for which no licensed donor screening test is available
- We have three assays for blood donor screening:
  - Serology (antibodies) – kit and service
  - PCR (DNA) – service

Cytomegalovirus (CMV) Assay

T-SPOT.*CMV*

- CMV is a common viral pathogen:
  - Usually controlled by T cells, causes disease when T cell function is depressed
- Major threat in transplants:
  - One of the most common infections post-transplant
  - CMV threatens the transplant patient and the transplanted organ
- T-SPOT.*CMV* measures the strength of the T cell response against Cytomegalovirus (CMV)
  - Intended as monitoring tool for risk of developing CMV disease

Sources: FDA Blood Products Advisory Committee Meeting May 2015, Company analysis

2018 Pipeline Milestones

Babesia Blood Donor Screening

IMUGEN™ IMMUNETICS

- [x] Develop and internally validate assays
- [x] File IND, initiate multi-centre studies
- [x] Complete clinical studies
- [x] Publish clinical data
- [x] File BLA with FDA
- [ ] Obtain BLA approval
- [ ] Potential issuance of FDA draft guidance

Cytomegalovirus (CMV) Assay

T-SPOT.CMV

- [x] Develop and internally validate assays
- [x] Initiate multi-centre study in kidney transplant (PROTECT)
- [x] Initiate multi-centre study in stem cell transplant (REACT)
- [x] Complete PROTECT study, complete REACT study
- [ ] Publish clinical data from PROTECT
- [ ] Publish clinical data from REACT
- [ ] Publish clinical data from investigator-led studies

Financial Profile



Quarterly Revenues ($'000s)
Tick-borne Disease & Other
Tuberculosis
Europe & ROW
Asia
USA
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17

- **Strong revenue growth**
  - FY'17 expected to be $103-$103.5m (+~21% YoY CC)
  - >20% annual CC revenue growth for 13 straight years
  - Recurring revenue allows us to focus sales teams primarily on driving growth
- **Multiple current and future growth drivers**
  - Products: TB, tick-borne disease, blood screening, transplant
  - Geographies: US, Europe, China, Japan, South Korea
- **Quarter-to-quarter revenue volatility**
  - Seasonality in US and Japan
  - Volatility in order patterns to distributors
- **Gross margins expanding**
  - 33% in 2011 to 54% in 2016
- **Sound financial footing**
  - ~$68m in cash as of September 30, 2017
  - Recent patent litigation settlement resulted in the receipt of a $27.5m cash payment

Oxford Immunotec

Key Priorities for 2018

Revenue Growth	• Focus on growth initiatives in TB and tick-borne disease • Anniversary temporary growth headwinds in the US and Asia • Possible contribution from pipeline products
Gross Margin Expansion	• Full year favorable impact on TB of the significant royalty reductions negotiated in 2017 • Further economies of scale in TB kit manufacturing and increased leverage and operational improvements at Memphis and Norwood laboratory sites • Additional progress driving TiBD margins towards corporate average
OpEx Leverage	• Durable reduction in OpEx as a % of sales enabled by increased operating leverage • Cessation of Qiagen patent litigation spend, following successful settlement outcome • Reduction in BLA costs as Babesia BDS assays achieve approval
Reduced Cash Burn	• Material improvement to operating cash flow as company progresses towards profitability

Summary & Key Investment Highlights

- Playing in large, growing, underserved markets
- Differentiated, industry-leading products
- Diversified, recurring revenue streams
- Rapid revenue growth
- Pathway to profitability through gross margin expansion and expense leverage
- Strong balance sheet
- Broad set of capabilities to be leveraged in M&A